UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2025
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Depositary Shares, Each Representing 1/1,000th Interest in a Share of	WTFCN	The NASDAQ Global Select Market
7.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series F, no par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On December 15, 2025, an indirect subsidiary of Wintrust Financial Corporation (“Wintrust”), First Insurance Funding of Canada Inc. (“First Canada) entered into the Thirteenth Amending Agreement, dated as of December 15, 2025 (the “Amendment”) to the Receivables Purchase Agreement dated as of December 16, 2014 (as amended, the “Receivables Purchase Agreement”) by and between First Canada and CIBC Mellon Trust Company, in its capacity as trustee of Plaza Trust (“Plaza Trust”), by its financial services agent, Royal Bank of Canada.
Pursuant to the Amendment, the Commitment Maturity Date of the Receivables Purchase Agreement has been extended to December 15, 2026 and the facility limit has decreased from $650 million to $580 million. The Amendment also includes technical and ministerial changes.
Additionally, pursuant to a Performance Guarantee dated as of December 16, 2014, and confirmed as of December 15, 2025, made by Wintrust in favor of Plaza Trust (“Amendment of Performance Guarantee”), Wintrust guarantees the performance of First Canada of its obligations under the Receivables Purchase Agreement and any subsequent amendments thereto.
Lastly, a Fee Letter by Plaza Trust dated December 15, 2025 (“Amendment of Fee Letter”) replaces the fee letter dated August 29, 2024 and modifies the fund costs, rates, notices and fees.
The foregoing descriptions of the Amendment, Amendment of Performance Guarantee, and Amendment of Fee Letter are qualified in their entirety by the full text of such agreements, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Thirteenth Amending Agreement, dated as of December 15, 2025 by and between First Insurance Funding of Canada Inc. and CIBC Mellon Trust Company, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada.

10.2	Performance Guarantee Confirmation made as of December 15, 2025 by Wintrust Financial Corporation in favor of CIBC Mellon Trust Company, Plaza Trust.
10.3
Fee Letter dated as of December 15, 2025 by CIBC Mellon Trust Company, in its capacity as trustee of Plaza Trust, by its Financial Service Agent, Royal Bank of Canada and acknowledged by First Insurance Funding of Canada Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
•Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Wintrust agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, Chief Legal Officer and Corporate Secretary
Date: December 17, 2025